Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

(a) Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries (See Note 7) and a Variable Interest Entity (“VIE”). All intercompany accounts and transactions have been eliminated in consolidation. Certain prior period amounts in the consolidated financial statements and notes thereto, have been reclassified to conform to the current period’s presentation.

As of December 31, 2015, the Company consolidated 100% of its VIE, PT Navigator Khatulistiwa, for which the Company is deemed to be the primary beneficiary, i.e. it has a controlling financial interest in this entity. The Company owns 49% of the VIE’s common stock, all of its secured debt and has voting control. All economic interests in the residual net assets reside with the Company.

A VIE is an entity that in general does not have equity investors with voting rights or that has equity investors that do not provide sufficient financial resources for the entity to support its activities. A controlling financial interest in a VIE is present when a company has the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and has the right to residual gains or the obligation to absorb losses that could potentially be significant to the VIE.

Amendment of Prior Year Financial Information to Correct an Immaterial Error:

In connection with the preparation of the Company’s consolidated financial statements for the year ended December 31, 2015, the Company identified an immaterial error in the treatment of capitalized interest costs in relation to vessel newbuildings. Certain amounts recorded as an interest expense should have been capitalized, rather than expensed. The error resulted in a prior overstatement of interest expense and an understatement of net income, book values of vessels under construction and vessels in operation, retained earnings and total stockholders’ equity for the years ended December 31, 2012, 2013 and 2014 and the interim periods within the years, as well as the first three quarters of 2015, in the related Consolidated Balance Sheets, Consolidated Statements of Income, Consolidated Statements of Comprehensive Income, Consolidated Statements of Changes in Stockholders’ Equity and Consolidated Statements of Cash Flows. We have amended the financial statements to correct such items in accordance with accounting guidance presented in ASC 250, SEC Staff Accounting Bulletin No. 99 Materiality and Staff Accounting Bulletin 108 considering the effects of prior years misstatements when quantifying misstatements in current financial statements. The Company assessed the materiality of the error and concluded that it was not material to any of the Company’s previously issued financial statements taken as a whole.

The following tables present the effects of such revisions on the Company’s previously reported financial statements as of and for the years ended December 31, 2014 and 2013:

Amendment of 2014:

	Year ended December 31, 2014
	(in thousands, except per share data)

	As reported	Adjustment	As amended
Consolidated Balance Sheet (at period end)
At period end:
Vessels in operation, net	1,145,066	1,933	1,146,999
Vessels under construction, net	131,345	2,901	134,246
Total Assets	1,370,456	4,834	1,375,290
Retained earnings	220,623	4,834	225,457
Total Stockholders’ equity	805,730	4,834	810,564
Consolidated Statements of Income
Interest expense	(30,321)	3,270	(27,051)
Income before income taxes	85,371	3,270	88,641
Net income	84,467	3,270	87,737
EPS:
Basic	1.53	0.06	1.59
Diluted	1.52	0.06	1.58
Consolidated Statements of Comprehensive Income
Net income	84,467	3,270	87,737
Total comprehensive income	84,301	3,270	87,571
Consolidated Statements of Stockholders’ Equity
Net income	84,467	3,270	87,737
Retained earnings	220,623	4,834	225,457
Total Stockholders’ equity	805,730	4,834	810,564
Consolidated Statements of Cash Flows
Net income	84,467	3,270	87,737
Net cash provided by (used in) operating activities	129,844	3,270	133,114
Payments for vessels under construction	(226,796)	(3,270)	(230,066)
Net cash used in investing activities	(228,604)	(3,270)	(231,874)
Vessels in Operation
Cost:
Transfer in from vessels under construction (Vessel)	153,699	1,933	155,632
Transfer in from vessels under construction (Total)	155,648	1,933	157,581
At December 31, 2014 (Vessel)	1,305,080	1,933	1,307,013
At December 31, 2014 (Total)	1,324,752	1,933	1,326,685
NBV:
Net book value December 31, 2014 (Vessel)	1,134,632	1,933	1,136,565
Net book value December 31, 2014 (Total)	1,145,066	1,933	1,146,999
Vessels Under Construction
Vessels under construction at January 1, 2014	60,197	1,564	61,761
Other payments including stores, capitalized interest and site costs	4,472	3,270	7,742
Transfer into vessels in operation	(155,648)	(1,933)	(157,581)
Vessels under construction at December 31, 2014	131,345	2,901	134,246

Amendment of 2013:

	Year ended December 31, 2013
	(in thousands, except per share data)

	As reported	Adjustment	As amended
Consolidated Balance Sheet (at period end)
Vessels under construction, net	60,197	1,564	61,761
Total Assets	1,325,226	1,564	1,326,790
Retained earnings	136,156	1,564	137,720
Total Stockholders’ equity	720,652	1,564	722,216
Consolidated Statements of Income
Interest expense	(28,768)	1,205	(27,563)
Income before income taxes	41,490	1,205	42,695
Net income	40,984	1,205	42,189
EPS
Basic	0.89	0.03	0.92
Diluted	0.89	0.03	0.92
Consolidated Statements of Comprehensive Income
Net income	40,984	1,205	42,189
Total comprehensive income	41,010	1,205	42,215
Consolidated Statements of Stockholders’ Equity
Net income	40,984	1,205	42,189
Retained earnings	136,156	1,564	137,720
Total Stockholders’ equity	720,652	1,564	722,216
Consolidated Statements of Cash Flows
Net income	40,984	1,205	42,189
Net cash provided by (used in) operating activities	78,810	1,205	80,015
Payments for vessels under construction	(40,086)	(1,205)	(41,291)
Net cash used in investing activities	(456,298)	(1,205)	(457,503)
Vessels Under Construction
Vessels under construction at January 1, 2013	20,111	359	20,470
Other payments including stores, capitalized interest and site costs	1,963	1,205	3,168
Vessels under construction at December 31, 2013	60,197	1,564	61,761

We have increased the retained earnings opening balance by $0.4 million for 2013 due to the amendment for capitalization of interest cost.

(b) Vessels in Operation

The cost of the vessels (excluding the estimated initial drydocking cost) less their estimated residual value is depreciated on a straight-line basis over the vessel’s estimated economic life. Management estimates the useful life of each of the Company’s vessels to be 30 years from the date of its original construction.

(c) Vessels Under Construction

Vessels under construction are stated at cost, which includes the cost of construction and other direct costs attributable to the construction. No provision for depreciation is made on construction in progress until such time as the relevant assets are completed and put into use.

(d) Impairment of Vessels

The Company reviews the carrying value of its vessels for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets.

(e) Dry Docking Costs

Each vessel is required to be dry-docked every 30 to 60 months for classification society surveys and inspections of, among other things, the underwater parts of the vessel. These works include, but are not limited to hull coatings, seawater valves, steelworks and piping works, propeller servicing and anchor chain winch calibrations, all of which cannot be performed while the vessels are operating. The Company capitalizes costs associated with the dry-dockings in accordance with ASC Topic 360 “Fixed Assets” and amortizes these costs on a straight-line basis over the period to the next expected dry-docking. Amortization of dry-docking costs is included in depreciation and amortization in the Consolidated Statements of Income. Costs incurred during the dry-docking period which relate to routine repairs and maintenance are expensed.

(f) Cash and Cash Equivalents

The Company considers highly liquid investments, such as time deposits and certificates of deposit, with an original maturity of three months or less when purchased, to be cash equivalents. The Company has cash in a U.S. financial institution which is insured by the Federal Deposit Insurance Corporation (“FDIC”) for up to $0.3 million. At December 31, 2015 and 2014 and for the years then ended, the Company had balances in this financial institution in excess of the insured amount. The Company also maintains cash balances in foreign financial institutions which are not covered by the FDIC.

(g) Short-Term Investments

Short-term investments represent funds deposited in money market funds with an original maturity of more than three months when purchased. The Company records its short-term investments at fair value. Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. The fair value accounting standard establishes a three tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—Include other inputs that are directly or indirectly observable in the marketplace.

Level 3—Unobservable inputs which are supported by little or no market activity.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company’s short-term investments are classified within Level 1 of the fair value hierarchy.

(h) Accounts Receivable

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. At December 31, 2015 and 2014, the Company evaluated its accounts receivable and established an allowance for doubtful accounts, based on a history of past write-offs, collections and current credit conditions. The Company does not generally charge interest on past-due accounts (unless the accounts are subject to legal action), and accounts are written off as uncollectible when all reasonable collection efforts have failed. Accounts are deemed past-due based on contractual terms.

(i) Inventories

Inventories include bunkers (fuel), for those vessels under voyage charter, and lubricants. Under a time charter, the cost of bunkers is borne by and remains the property of the charterer. Inventories are accounted for on a first in, first out basis and are valued at the lower of cost and market value.

(j) Deferred Finance Costs

Costs incurred in connection with obtaining secured term loan facilities, a revolving credit facility and bonds are recorded as deferred financing costs and are amortized to interest expense over the estimated duration of the related debt. Such costs include fees paid to the lenders or on the lenders’ behalf and associated legal and other professional fees. Under the Accounting Standards Update (ASU) 2015- 03, Interest—Imputation of Interest the Company will adopt the accounting standard in 2016 (Subtopic 835-30)—simplifying the presentation of debt issuance cost. In the future, the Company will present the unamortized debt issuance costs, excluding up front commitment fees, as a direct reduction of the carrying value of the debt.

(k) Deferred Income

Deferred income is the balance of cash received in excess of revenue earned under a time charter or voyage charter arrangement as of the balance sheet date.

(l) Revenue Recognition

The Company employs its vessels on time charters or voyage charters. With time charters, the Company receives a fixed charter hire per on-hire day and revenue is recognized on an accrual basis and is recorded over the term of the charter as service is provided. In the case of voyage charters, the vessel is contracted for a voyage between two or more ports and the Company is paid for the cargo transported.

On April 1, 2013, the Company changed its method of accounting for revenue recognition on voyage charters. Previously, the Company determined that a voyage commenced with loading and completed at the point of discharge. The Company now recognizes revenue on a discharge-to-discharge basis in determining percentage of completion for all voyage charters, but does not begin recognizing revenue until a charter has been agreed to by the customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port for its next voyage. The Company has adopted this new policy as it considers the decision to undertake a specific voyage is highly dependent on the location of the vessel’s prior discharge port and the part of the voyage to the load port is a necessary part of the overall profitability of that voyage. Management believes that given the significant increase in the number of vessels in operation and consequently the number of voyage charters undertaken, the results of the Company could be materially distorted by excluding the proportion of the revenue in sailing to the next load port. The adoption of this new accounting policy has not resulted in a retrospective adjustment as of or for the year ended December 31, 2012, as the impact is not considered material.

In May 2014, the Financial Accounting Standards Board (or FASB) issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers, (or ASU 2014-09). ASU 2014-09 will require companies to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This update creates a five-step model that requires companies to exercise judgment when considering the terms of the contract(s) which include (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue when each performance obligation is satisfied. The amendments are effective for annual an interim periods in fiscal years beginning after December 15, 2017, with early application permitted as of annual and interim reporting periods in fiscal years beginning after December 15, 2016. The Company is evaluating the effect of adopting this new accounting guidance.

(m) Other Comprehensive Income / (Loss)

The Company follows the provisions of ASC Topic 220 “Comprehensive Income,” which requires separate presentation of certain transactions, which are recorded directly as components of stockholders’ equity. Comprehensive income is comprised of net income and foreign currency translation gains and losses.

(n) Voyage Expenses and Vessel Operating Expenses

When the Company employs its vessels on time charter, it is responsible for all the operating expenses of the vessels, such as crew costs, stores, insurance, repairs and maintenance. In the case of voyage charters, the vessel is contracted only for a voyage between two or more ports, and the Company pays for all voyage expenses in addition to the vessel operating expenses. Voyage expenses consist mainly of in port expenses and bunker (fuel) consumption and are recognized as incurred.

(o) Repairs and Maintenance

All expenditures relating to routine maintenance and repairs are expensed when incurred.

(p) Insurance

The Company maintains hull and machinery insurance, war risk insurance, protection and indemnity insurance coverage, increased value insurance, demurrage and defense insurance coverage in amounts considered prudent to cover normal risks in the ordinary course of its operations. Premiums paid in advance to insurance companies are recognized as prepaid expenses and recorded as a vessel operating expense over the period covered by the insurance contract. In addition the Company maintains Directors and Officers insurance.

(q) Share-Based Compensation

The Company records as an expense in its financial statements the fair value of all equity-settled stock-based compensation awards. The terms and vesting schedules for share-based awards vary by type of grant. Generally, the awards vest subject to time-based (immediate to five years) service conditions. Compensation expense is recognized ratably over the service period.

(r) Critical Accounting Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(s) Foreign Currency Transactions

Substantially all of the Company’s cash receipts are in U.S. Dollars. The Company’s disbursements, however, are in the currency invoiced by the supplier. The Company remits funds in the various currencies invoiced. The non U.S. Dollar invoices received, and their subsequent payments, are converted into U.S. Dollars when the transactions occur. The movement in exchange rates between these two dates is transferred to an exchange difference account and is expensed each month. The exchange risk resulting from these transactions is not material.

(t) Income Taxes

Navigator Holdings Ltd. and some of its Marshall Islands subsidiaries are currently not required to pay income taxes in the Marshall Islands on ordinary income or capital gains as they qualify as exempt companies.

The Company has two subsidiaries incorporated in the United Kingdom where the base tax rate is 20% (21% for the year ended December 31, 2014) One UK subsidiary earns management and other fees from fellow subsidiary companies, and for the year ended December 31, 2015, the estimated tax charge was $378,194 (2014: $405,956). The second UK subsidiary also holds a time charter with one of our charterers. The estimated tax charge for the year ended December 31, 2015 is $5,288 (2014: $40,401).

The company has a subsidiary in Poland where the base tax rate is 19% for the year ended December 31, 2015 (19% for the year ended December 31, 2014). The Polish subsidiary has an estimated tax charge for the year ended December 31, 2015 of $(21,290).

The Company has a subsidiary incorporated in Singapore where the base tax rate is 17% for the year ended December 31, 2014 and 2015. The subsidiary earns management and other fees and receives interest from its VIE, PT Navigator Khatulistiwa, and for the year ended December 31, 2015, the estimated tax charge was $437,785 (2014: $457,169).

	2014 (in thousands)	2015 (in thousands)
Tax charge UK subsidiaries	$447	$383
Tax charge Poland subsidiary	—	$(21)
Tax charge Singapore subsidiary	$457	$438

Total Tax charge	$904	$800

The Company considered the income tax disclosure requirements of ASC Topic 740 “Income Taxes,” in regards to disclosing material unrecognized tax benefits; none were identified. The Company’s policy is to recognize accrued interest and penalties for unrecognized tax benefits as a component of tax expense. At December 31, 2015 and 2014, there were no accrued interest and penalties for unrecognized tax benefits.

(u) Earnings Per Share

Basic earnings per common share (“Basic EPS”) is computed by dividing the net income available to common stockholders by the weighted-average number of shares outstanding. Diluted earnings per common share (“Diluted EPS”) are computed by dividing the net income available to common stockholders by the weighted average number of common shares and dilutive common share equivalents then outstanding.

Shares granted pursuant to the 2008 Restricted Stock Plan are the only dilutive shares, and these shares have been considered as outstanding since their respective grant dates for purposes of computing diluted earnings per share.

(v) Segment Reporting

Although separate vessel financial information is available, Management internally evaluates the performance of the enterprise as a whole and not on the basis of separate business units or different types of charters. As a result, the Company has determined that it operates as one reportable segment. Since the Company’s vessels regularly move between countries in international waters over many trade routes, it is impractical to assign revenues or earnings from the transportation of international LPG products by geographic area.

(w) Recent Accounting Pronouncements

The following accounting standards issued as of December 31, 2015, may affect the future financial reporting by Navigator Holdings Ltd:

In January 2015, the FASB issued ASU 2015-01, which eliminates the concept of extraordinary items from U.S. GAAP as part of its simplification initiative. The ASU does not affect disclosure guidance for events or transactions that are unusual in nature or infrequent in their occurrence. The ASU is effective for fiscal years and, interim periods within those fiscal years, beginning after December 15, 2015. The ASU allows prospective or retrospective application. Early adoption is permitted if applied from the beginning of the fiscal year of adoption. The effective date is the same for both public entities and all other entities.

In April 2015, the FASB issued ASU 2015-03, which intends to simplify the presentation of debt issuance costs. This ASU is effective for public business entities for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. It is effective for all other entities for fiscal years beginning after December 15, 2015, and interim periods within fiscal years beginning after December 15, 2016. Early adoption is permitted.

In July 2015, the FASB issued ASU 2015-11, which, for entities that do not measure inventory using the last-in, first-out (LIFO) or retail inventory method, changes the measurement principle for inventory from the lower of cost or market to lower of cost and net realizable value. The ASU also eliminates the requirement for these entities to consider replacement cost or net realizable value less an approximately normal profit margin when measuring inventory.

This ASU is effective for public business entities in fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments in this Update are effective for fiscal years beginning after December 15, 2016, and interim periods within fiscal years beginning after December 15, 2017. This ASU is to be applied prospectively. Early adoption is permitted as of the beginning of an interim or annual period.

In November 2015, the FASB issued ASU 2015-17, which requires entities with a classified balance sheet to present all deferred tax assets and liabilities as noncurrent. The ASU is effective for public business entities for interim and annual periods in fiscal years beginning after December 15, 2016. All other entities must apply the new requirements for annual periods in fiscal years beginning after December 15, 2017, and interim periods in fiscal years beginning after December 15, 2018. Early adoption is permitted.

In February 2015, the FASB issued ASU 2015-02, which changes the way reporting enterprises evaluate whether (a) they should consolidate limited partnerships and similar entities, (b) fees paid to a decision maker or service provider are variable interests in a variable interest entity (VIE), and (c) variable interests in a VIE held by related parties of the reporting enterprise require the reporting enterprise to consolidate the VIE. It also eliminates the VIE consolidation model based on majority exposure to variability that applied to certain investment companies and similar entities. The new guidance excludes money market funds that are required to comply with Rule 2a-7 of the Investment Company Act of 1940 and similar entities from the U.S. GAAP consolidation requirements. The new consolidation guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015.